UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2015

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25/28 North Wall Quay Dublin 1 Ireland	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +(353) (0) 1 618 0517

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2015, Global Indemnity Group, Inc. (“Buyer”), a subsidiary of Global Indemnity plc (“Global Indemnity”), completed its acquisition of American Reliable Insurance Company (“American Reliable”) as contemplated by the Stock Purchase Agreement (the “Stock Purchase Agreement”) with American Bankers Insurance Group, Inc. (“Seller”), solely for the purposes of Sections 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.9, 5.11, 5.14, 5.15(b), 5.16, 5.18 and 5.22 and Article XI thereof, Assurant, Inc. and, solely for the purposes of Article XI thereof, Global Indemnity.

Pursuant to the Stock Purchase Agreement, Buyer has purchased, and the Seller has sold, all of the issued and outstanding capital stock of American Reliable. In a transaction with an enterprise value of approximately $394,000,000, Buyer paid approximately $114 million in cash to Seller at closing and assumed approximately $280,000,000 in customary insurance related liabilities, obligations, and mandates.

The foregoing description of the Stock Purchase Agreement and the transaction contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 to Global Indemnity’s current report on Form 8-K filed on October 21, 2014 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On January 5, 2015, Global Indemnity issued a press release announcing that Buyer completed its acquisition of American Reliance. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into the filings of Global Indemnity under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial information required by Item 9.01(a) of this Form 8-K has not been included with this filing and will be filed by amendment to this Form 8-K not later than seventy-one (71) calendar days after the date that this Form 8-K must be filed.

(b)	Pro forma financial information.

The financial information required by Item 9.01(b) of this Form 8-K has not been included with this filing and will be filed by amendment to this Form 8-K not later than seventy-one (71) calendar days after the date that this Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Global Indemnity plc dated January 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

January 5, 2015	By:	/s/ Linda C. Hohn
	Name:	Linda C. Hohn
	Title:	Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Global Indemnity plc dated January 5, 2015